                                                                   Exhibit 23.1
[KPMG LETTERHEAD]

         111 North Orange Avenue, Suite 1600
         P.O. Box 3031
         Orlando, FL 32802




                      CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
Centerstate Banks of Florida

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                      KPMG LLP

Orlando, Florida
March 13, 2000